UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 20, 2010
Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
MARYLAND
(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900	11553
Uniondale, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(516) 832-8002
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On December 20, 2010, Arbor Realty Trust, Inc. issued a press release announcing the partial repayment of a previously advanced incentive fee by its manager, Arbor Commercial Mortgage, LLC. A copy of the press release is attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release, dated December 20, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.
By:	/S/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated December 20, 2010.